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                             SUN MICROSYSTEMS, INC.

                        1988 DIRECTORS' STOCK OPTION PLAN

                         (AMENDED AS OF AUGUST 11, 1999)

      1. Purposes of the Plan. The purposes of this Directors' Stock Option Plan are to attract and retain the best available personnel for services as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

      2.    Definitions. As used herein, the following definitions shall apply:

            (a)   "Board" shall mean the Board of Directors of the Company.

            (b)   "Common Stock" shall mean the Common Stock of the Company.

            (c) "Company" shall mean Sun Microsystems, Inc., a Delaware corporation.

            (d) "Continuous Status as a Director" shall mean the absence of any interruption or termination of service as a Director.

            (e)   "Director" shall mean a member of the Board.

            (f) "Employee" shall mean any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

            (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (h) "Option" shall mean a stock option granted pursuant to the Plan.

            (i) "Optioned Stock" shall mean the Common Stock subject to an Option.

            (j) "Optionee" shall mean an Outside Director who receives an Option.

            (k) "Outside Director" shall mean a Director who is not an Employee.

            (l) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 425(e) of the Internal Revenue Code of 1986.

            (m)   "Plan" shall mean this 1988 Directors' Stock Option Plan.

            (n) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

            (o) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 425(f) of the Internal Revenue Code of 1986.

      3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is



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4,400,000 Shares (the "Pool") of Common Stock. The Shares may be authorized, but unissued, or required Common Stock.

              If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, shall become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

      4.    Administration of and Grants of Options under the Plan.

            (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

            (b) Procedure for Grants. All grants of Options hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

                  (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                  (ii) Each Outside Director who is a partner, officer or director of an entity having an equity investment in the Company (or who was so affiliated with such an entity at the time of his or her initial appointment or election to the Board) shall be automatically granted an Option to purchase 10,000 Shares (which number, notwithstanding the provisions of Section 11, shall not be adjusted to reflect any stock split, stock dividend, combination, reclassification or similar transaction that increases the number of issued shares of Common Stock without the receipt of consideration by the Company) (the "First Option") upon the effective date of the Plan, as determined in accordance with Section 6 hereof, or the date on which such person first becomes a Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy; provided, however, that no Option shall be issued under the Plan or become exercisable until shareholder approval of the Plan has been obtained. Each Outside Director who is not, on the date of his or her initial appointment or election to the Board, affiliated with an investment entity as described above, shall automatically be granted a First Option of 20,000 Shares (which number, notwithstanding the provisions of Section 11, shall not be adjusted to reflect any stock split, stock dividend, combination, reclassification or similar transaction that increases the number of issued shares of Common Stock without the receipt of consideration by the Company), subject to the above provision.



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                  (iii) After the First Option has been granted to an Outside
Director, such Outside Director shall thereafter be automatically granted an Option to purchase 10,000 Shares (which number, notwithstanding the provisions of Section 11, shall not be adjusted to reflect any stock split, stock dividend, combination, reclassification or similar transaction that increases the number of issued shares of Common Stock without the receipt of consideration by the Company) (a "Subsequent Option") on the date of and immediately following each Annual Meeting of Shareholders of the Company at which such non-employee director is re-elected, if on such date, he shall have served on the Board for at least six (6) months.

                  (iv)  Notwithstanding the provisions of subsections (ii) and
(iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Directors on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

                  (v) The terms of an Option granted hereunder shall be as follows:

                        (A)   The term of the Option shall be five (5) years.

                        (B) The Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
Section 9 hereof.

                        (C) The exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Option.

                        (D)   The Option shall become exercisable in
installments cumulatively as to twenty-five percent (25%) of the Shares subject to the Option on each of the first, second, third and fourth anniversaries of the date of grant of the Option (each a "Vesting Date"); provided, however, if the Company's Annual Meeting of Shareholders for any year after the Annual Meeting at which the Option is granted is held prior to a Vesting Date, the Vesting Date for that year shall be the date of the Annual Meeting of Shareholders. Notwithstanding the foregoing, in no event shall any portion of the Option vest before the date six (6) months after the date of grant of the Option.

            (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion:
(i) to determine, upon review of relevant information and in accordance with
Section 8(b) of the Plan, the fair market value of the Common



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Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to exercise on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

            (d) Effect of the Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

            (e) Suspension or Termination of Option. If the Chief Executive Officer or his designee reasonably believes that an Optionee has committed an act of misconduct, the Chief Executive Officer may suspend the Optionee's right to exercise any option pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or committee of the Board.

      5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) hereof. An Outside Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

            The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his directorship at any time.

      6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption



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by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect until December 31, 2008 unless sooner terminated under
Section 13 of the Plan.

      7. Term of Option. The term of each Option shall be five (5) years from the date of grant thereof.

      8.    Exercise Price and Consideration.

            (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option. In the case of an Option granted to an Optionee who, immediately before the grant of such Option, owns stock representing more than ten percent (10%) of the voting power or value of all classes of stock of the Company or its parents or subsidiaries, the per Share exercise price for the Shares to be issued pursuant to exercise of such Option shall be at least 110% of the fair market value per Share on the date of grant of the Option.

            (b) Fair Market Value. The fair market value shall be the closing price of the Common Stock on the date of grant, as reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System or, in the event the Common Stock is traded on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option.

            (c) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment.

      9.    Exercise of Option.

            (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 17 hereof has been obtained.

                  An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by



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the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

            (b) Termination of Status as a Director. If an Outside Director ceases to serve as a Director, he may, but only within ninety (90) days after the date he ceases to be a Director of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its five (5) year term has expired. To the extent that he was not entitled to exercise an Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

            (c)   Disability of Optionee. Notwithstanding the provisions of
Section 9(b) above, in the event a Director is unable to continue his service as a Director with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), he may, but only within six (6) months from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its five (5) year term has expired. To the extend that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

            (d)   Death of Optionee. In the event of the death of an Optionee:

                  (i) During the term of the Option, Optionee who is, at the time of his death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as Director for six (6) months after the date of death. Notwithstanding the foregoing, in no event may the Option be exercised after its five (5) year term has expired.

                  (ii) Within one (l) month after the termination of Continuous Status as a



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Director, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. Notwithstanding the foregoing, in no event may the option be exercised after its five (5) year term has expired.

      10. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title l of the Employee Retirement Income Security Act, or the rules thereunder. The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section 10.

      11. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

            In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a proposed sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor



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corporation. In the event that such successor corporation refuses to assume the
Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable, in which case, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

      12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the termination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

      13.   Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule l6b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the shareholders of the Company of Plan amendments to the extent and in the manner required by such law or regulation.

                  Notwithstanding the foregoing, the provisions set forth in Sections 2(k), 4(b), 5, 7 and 8(a) of this Plan (and any other Sections of this Plan that affect the formula award terms required to be specified in this Plan by Rule l6b-3) shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

                  (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan; or

                  (ii) any change in the designation of the class of persons eligible to be granted Options; or

                  (iii) any material increase in the benefits accruing to participants under the Plan; or

                  (iv) any change in the number of shares subject to Options to be granted hereunder or in the terms thereof as set forth in Section 4(b) hereof.

            (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the



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Optionee and the Company.

      14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

            Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      16. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

      17. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports to shareholders, proxy statements and other information provided to all shareholders of the Company.




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